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                                                                    EXHIBIT 23.2



              Consent of Ernst & Young LLP, Independent Auditors



We consent to the reference to our firm under the captions "Experts" and "Selected Financial Data" and to the use of our report dated August 15, 1996, except as to Note 8, as to which the date is August 29, 1996, in Amendment No. 2 to the Registration Statement (Form SB-2 No. 333-11217) and related Prospectus of Javelin Systems, Inc. for the registration of 977,500 shares of its common stock.







Orange County, California
October 25, 1996